UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2011

AVIAT NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address of principal executive offices: 5200 Great America Parkway, Santa Clara, CA 95054

Registrant’s telephone number, including area code: (408) 567-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01 Other Events
SIGNATURE

Item 8.01 Other Events.

The 2011 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) will be held on November 17, 2011 at the Company’s offices located at 5200 Great America Parkway, Santa Clara, California. Stockholders of record as of September 22, 2011 shall be entitled to vote at the Annual Meeting.

The information in this report is being furnished pursuant to Item 8.01 “Other Events”, not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.
Date: September 2, 2011	By:	/s/ Meena Elliott
		Name:	Meena Elliott
		Title:	Vice President, General Counsel, Secretary